Exhibit 32.2
Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of American Apparel, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Hassan Natha, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date:	November 10, 2014	By:	/s/ HASSAN NATHA
Hassan Natha
Chief Financial Officer (Principal Financial and Accounting Officer)